UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 30, 2006
Waters Employee Investment Plan
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-60054 (Commission File Number)	04-3234558 (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts (Address of Principal Executive Offices)	01757 (Zip Code)
(508) 478-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-16.1 Letter from PricewaterhouseCoopers, dated 3/30/06

Item 4.01. Changes in Registrant’s Certifying Accountant
On March 30, 2006, the Employee Benefits Administration Committee of Waters Technologies Corporation approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Waters Employee Investment Plan (the “Plan”). The decision to dismiss PwC as the independent registered public accounting firm for the Plan was also approved by the Audit Committee of Waters Corporation’s Board of Directors on March 30, 2006.
PwC’s reports on the Plan’s financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2004 and December 31, 2003, and during the period from January 1, 2005 through March 30, 2006, there have been no disagreements between the Plan’s management and PwC on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.
No reportable events as described in Item 304(a)(1)(v) of Regulation S-K have occurred within the Plan’s fiscal years ended December 31, 2004 and December 31, 2003 or during the period from January 1, 2005 through March 30, 2006.
The Plan has requested that PwC furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements. A copy of PwC’s letter addressed to the SEC is filed with this Current Report on Form 8-K as Exhibit 16.1.
On March 30, 2006, the Employee Benefits Administration Committee of Waters Technologies Corporation approved the appointment of Carlin, Charron & Rosen, LLP as the independent registered public accounting firm of the Plan for the fiscal year ending December 31, 2005. The decision to appoint Carlin, Charron & Rosen, LLP as the independent registered public accounting firm for the Plan was also approved by the Audit Committee of Waters Corporation’s Board of Directors on March 30, 2006.
Item 9.01. Financial Statements and Exhibits
Exhibit 16.1 Letter from PricewaterhouseCoopers LLP, dated March 30, 2006, to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waters Employee Investment Plan
Date: March 31, 2006	By:	/s/ John Ornell
John Ornell
Employee Benefits Administration Committee